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     Exhibit 23.1  Consent of Independent Accountants

                   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-13095) of Kyzen Corporation of our report dated January 22, 1999 appearing on page 15 of this Form 10-KSB of Kyzen Corporation.


                   PricewaterhouseCoopers LLP
                   Nashville, TN
                   March 15, 1999